INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST
SUPPLEMENT DATED SEPTEMBER 16, 2024 TO THE PROSPECTUSES
DATED december 20, 2023, AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco BulletShares 2029 High Yield Corporate Bond ETF (BSJT)
Invesco BulletShares 2031 Corporate Bond ETF (BSCV)
Invesco BulletShares 2031 Municipal Bond ETF (BSMV)
(each, a “Fund”)
Each Fund’s classification has changed from “non-diversified” to “diversified,” and therefore each Fund is now required to meet certain diversification requirements under the Investment Company Act of 1940. Effective immediately, all references in each Fund’s Summary Prospectus and Statutory Prospectus with regard to the Fund being “non-diversified” are hereby deleted in their entirety.
Please Retain This Supplement For Future Reference.
P-SIFT-PRO-SUP 091624